SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2004



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



                Delaware            1-12334            95-4114732
                --------            -------            ----------
    (State or other jurisdiction  (Commission        (IRS Employer
           of incorporation)      File Number)     Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS

      JANUARY 29, 2004 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA.PK) announced that Tyrone J. Fairbanks, Chairman, Chief Executive Officer, and Director, resigned each of those positions at the close of business on Tuesday, January 27, 2004. In his resignation letter, Mr. Fairbanks stated that he was tendering his resignation in order to "... focus on other important things in [his] life". Mr. Fairbanks did not cite any differences of opinion with either the board or the direction of the company. The company believes that disclosure of this event under Item 5 "Other Items" on Form 8-K is appropriate.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         None

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By: /s/ Ronald P. Nowak
                               -------------------------------------
                               Ronald P. Nowak
                               President and Chief Operating Officer



Date:  January 29, 2004